Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
(17)	Subsequent Events

During January 1, 2014 through March 19, 2014, approximately $1.9 million of the 2012 and 2013 Convertible Notes, were converted into an aggregate of 8,778,955 shares of the Company's common stock.

On February 24, 2014, a special meeting of the shareholders was held to approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 750,000,000 to 10,000,000,000 shares.

On January 2, 2014, the Company made an interest payment to the holders of the 2012 and 2013 Convertible Notes by the issuance of shares of common stock and warrants to purchase shares of common stock for nominal consideration. The January 2, 2014 issuance of the shares and warrants was dilutive to the holders of the 2013 Warrants, 2013 Celgene Warrants, 2013 Convertible Notes, 2012 Warrants, the 2012 Convertible Notes, and 2011 Warrants, and the anti-dilution provisions of each were simultaneously triggered. The conversion price of the 2012 and 2013 Convertible Notes was adjusted to $0.22 per share. The adjustments to the exercise price and the number of shares issuable upon exercise of the Warrants was as follows:
	January 2, 2014	Exercise price
2013 Warrants	253,309,106	$0.22
2013 Celgene Warrants	102,272,727	$0.22
2012 Warrants	180,147,740	$0.22
2011 Warrants	99,682,445	$0.30